Exhibit 99.1

Sunrun Announces Co-Founder and CEO Lynn Jurich to Transition to Executive Co-Chair of the Board; Mary Powell to Become Company’s Next CEO

SAN FRANCISCO, August 5, 2021 – Sunrun Inc. (NASDAQ: RUN), the nation’s leading provider of residential solar, storage and energy services, today announced that Mary Powell, a Sunrun Director and former President and CEO of Green Mountain Power, will become the Company’s next Chief Executive Officer, effective August 31, 2021. Powell will succeed Sunrun co-founder Lynn Jurich, who is transitioning to Executive Co-Chair of the Board after building and leading the Company for nearly a decade as CEO.

As Executive Co-Chair, Jurich will work closely with Powell and the senior management team to ensure a smooth and successful transition, as well as to accelerate innovation for full-home electrification and advance Sunrun’s strategic development efforts and key partnerships. Edward Fenster will continue as Executive Co-Chair and maintain his existing responsibilities. Powell’s appointment follows a thorough process conducted by the Company’s Board of Directors, with the assistance of a leading executive search firm, that evaluated both internal and external candidates.

Powell is a proven leader and innovator within the energy sector. She most recently served as the CEO and President of Green Mountain Power Corporation (formerly NYSE: GMP) from 2008 to 2019. Under her leadership, GMP delivered on an ambitious energy vision, transitioning from a traditional grid model to one that uses microgrids, renewable generation, and energy storage to provide energy services to 75% of the residential and commercial customers in the State of Vermont. Powell is nationally recognized for her work disrupting the energy system and has received numerous industry awards, including Fast Company’s “100 most creative people in business” in 2016, Utility Dive’s “Executive of the Year” in 2019, and a top 25 “Most Influential Women of the Mid-Market” by CEO Connection in 2017 and 2018. She is also a seasoned board member with experience guiding companies at the forefront of the industry. Powell joined Sunrun’s Board in 2018, where she played an important role in developing Sunrun’s strategic plan and overseeing the Company’s growth to become the industry leading residential solar and storage provider.

Lynn Jurich, CEO, said: “I am incredibly proud of the progress we continue to make in advancing our mission to create a planet run by the sun. When Ed and I started the Company in 2007, we invented the ‘solar-as-a-service’ model to make solar energy affordable for homeowners and scalable for the planet. Today, Sunrun is one of the largest global owners of solar energy systems and has expanded its offerings to include battery service and EV charging to enable a customer-led clean energy revolution.”

“Given our strong foundation and the positive financial and operational momentum underway, I believe now is the time to make this transition and welcome Mary as Sunrun’s next CEO. I’ve had the opportunity to work alongside Mary on our Board over the last three years, and believe that her intense drive, passion, and love of people and the planet make her the right person to unlock Sunrun’s next phase of growth as we continue to transform the grid. I have more energy than ever and my transition to Executive Co-Chair is an exciting opportunity for me to continue supporting Sunrun with the freedom to explore and design future scalable solutions for solving the climate crisis.”

Ed Fenster, Executive Chairman, said: “Lynn is a star. Sunrun could not have achieved its scale without her, and I am looking forward to being her strategic partner in expanding Sunrun’s offerings as we work to solve the climate and power reliability crisis.”

“Sunrun is gaining an exceptional leader in Mary, and I am thrilled to welcome her into this new role. Mary consistently impresses in the boardroom, is an accomplished leader with a reputation for driving operational excellence, and has a deep understanding of Sunrun’s people, customers, and strategy – all which uniquely position her to lead the Company forward.”

Mary Powell, Director and Incoming CEO, said: “I am beyond excited to be joining this team of talented and passionate Sunrunners, whose incredible work has helped to transform the lives of 600,000 customers by providing them with a renewable, more resilient and affordable energy experience. With climate-related risks on the rise, an electric grid system well over 100 years old, and a national focus on addressing climate change, Sunrun’s mission to build a planet powered by the sun is more critical than ever. I am looking forward to using my experience leading energy companies to accelerate home electrification, drive innovation for customers and generate long-term sustainable value for all of our employees, customers and financial partners.”

Gerald Risk, Lead Independent Director, said: “As an early investor in Sunrun, I have had a front row seat to the remarkable success the Company has achieved under Lynn’s and Ed’s leadership. The Board believes Mary’s impressive track record of managing complex field operations and achieving operational excellence and great results for customers make her the ideal leader to build on Sunrun’s success. Mary, Ed and Lynn will make an exceptional team.”

Second Quarter 2021 Financial Results

In a separate press release issued today, Sunrun announced its financial results for the second quarter of 2021. The press release is available on the Company’s investor relations website at investors.sunrun.com.

About Mary Powell

Mary Powell has served as a member of Sunrun’s Board of Directors since February 2018. From 2008 to 2019, Powell served as the President and Chief Executive Officer of Green Mountain Power Corporation (formerly NYSE: GMP), an electric services company that serves 75% of the State of Vermont’s residential and business customers. As CEO of Green Mountain Power, she successfully executed a strategy to drive increased customer satisfaction and growth, delivered on an ambitious energy vision to provide low-carbon, low-cost and highly reliable power to Vermonters and positioned the company as a leading energy transformation business. As CEO, Mary led the acquisition, and merger, of the state’s largest utility CVPS (NYSE:CV), achieving major cost reductions, higher customer satisfaction and delivering the first rate decrease to customers in over 25 years. Her previous roles at Green Mountain Power Corporation included serving as Senior Vice President and Chief Operations Officer from 2001-2008, and as Senior Vice President, Customer and Organizational Development from 1999-2001. Powell is nationally recognized for her work disrupting the energy system and has received numerous industry awards, including being named Utility Dive’s 2019 “Executive of the Year” in recognition for her leadership of Vermont’s investor-owned utility to prioritize and deliver on customer-choice distributed energy solutions. Prior to joining GMP in 1998, Mary held executive roles within the banking industry, and served in state government. An entrepreneur, she has previously founded two businesses. Powell currently serves on the board of directors CGI Inc. (NYSE:GIB), a global IT and business consulting services firm, and recently served on the board of Hawaiian Electric Industries Inc. (NYSE: HE), the largest utility in Hawaii. Powell has also served on the boards of a number of other privately held companies and nonprofits. Powell also recently chaired the board of Climate Change Crisis Real Impact | Acquisition Corporation (NYSE: CLII), a former special-purpose acquisition corporation that combined with EVgo Services and enabled the fast charging network for electric vehicles to become a publicly listed company.

About Sunrun

Sunrun is the nation’s leading residential solar, storage and energy services company. With a mission to create a planet run by the sun, Sunrun pioneered residential solar service. We have nearly 600,000 customers and have sold our solar service in 22 states, DC & Puerto Rico.

Forward-Looking Statements

This communication contains forward-looking statements related to Sunrun (the “Company”) within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements related to: the Company’s leadership team, management and performance; the Company’s financial and operating guidance and expectations; the Company’s business plan, market leadership, competitive advantages, operational and financial results and metrics (and the assumptions related to the calculation of such metrics); the Company’s momentum in the company’s business strategies, expectations regarding market share, customer value proposition, market penetration, financing activities, financing capacity, product mix, and ability to manage cash flow and liquidity; and the growth of the solar industry. These statements are not guarantees of future performance; they reflect the Company’s current views with respect to future events and are based on assumptions and estimates and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements. The risks and uncertainties that could cause the Company’s results to differ materially from those expressed or implied by such forward-looking statements include: factors impacting the Company’s business plan and management; the Company’s leadership team and ability to retract and retain key employees, factors impacting the solar industry generally, and such other risks and uncertainties identified in the reports that we file with the U.S. Securities and Exchange Commission from time to time. All forward-looking statements used herein are based on information available to us as of the date hereof, and we assume no obligation to update publicly these forward-looking statements for any reason, except as required by law.

Citations to industry and market statistics used herein may be found in our Investor Presentation, available via the “Investor Relations” section of Sunrun’s website at https://investors.sunrun.com.

Contacts

Media Contact:

Wyatt Semanek

Public Relations Manager

press@sunrun.com

Investor & Analyst Contact:

Patrick Jobin

Senior Vice President, Finance & IR

investors@sunrun.com